Supplement dated April 2, 2020 (the “Supplement”)
to the Summary Prospectus, Prospectus and
Statement of Additional Information (the “SAI”)
for each series of the Absolute Shares Trust (each, a “Fund”)

The Supplement applies to the Summary Prospectuses, Prospectuses and SAIs, dated October 31, 2019, for:

WBI BullBear Trend Switch US Total Return ETF (WBIN);
WBI BullBear Trend Switch US 1000 ETF (WBIK);
WBI BullBear Trend Switch US 2000 ETF (WBIM);
WBI BullBear Trend Switch US 1000 Total Return ETF (WBIQ);
WBI BullBear Trend Switch US 2000 Total Return ETF (WBIS);
WBI BullBear Trend Switch US 3000 Total Return ETF (WBIT);
WBI BullBear Global Income ETF (WBII); and
WBI Power FactorTM High Dividend ETF (WBIY);

and dated October 25, 2019, for:

WBI BullBear Rising Income 3000 ETF (WBIE);
WBI BullBear Value 3000 ETF (WBIF);
WBI BullBear Yield 3000 ETF (WBIG); and
WBI BullBear Quality 3000 ETF (WBIL).

Effective immediately, each Fund’s Summary Prospectus, Prospectus and SAI is amended as follows:

Change in each Fund’s “Market Risk” factor

The section of the Fund’s Summary Prospectus and Prospectus entitled “Summary of Principal Risks” is revised such that the following is appended to the end of the paragraph entitled “Market Risk”:

Local, regional or global events such as war, acts of terrorism, trade and tariff disputes, epidemics, pandemics or other public health issue, recessions, or other events could have a significant and protracted impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s net asset value.

The section of the Funds’ Prospectus entitled “Description of the Principal Risks of the Funds” is revised such that the “Market Risk” paragraph therein is deleted in its entirety and replaced with the following:

Market Risk - Market risk arises mainly from uncertainty about future values of securities and other financial instruments held by the Funds. The Funds could lose money if the value of securities or other assets decline temporarily due to short-term market movements or over a longer period due to prolonged changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer, region, market, industry, sector or asset class. Sharp price declines in securities owned by the Funds, known as flash crash risk, may trigger trading halts, which may result in the Funds’ shares trading in the market at an increasingly large discount to NAV during part (or all) of a trading day. Local, regional or global events such as war, acts of terrorism, international trade and tariff disputes, epidemics, pandemics or other public health issues, recessions, or other events could have a significant and protracted impact on the Funds and their investments.

Turbulence in the financial and credit markets and reduced market liquidity may negatively affect issuers, which could have an adverse effect on a Fund. Changes in financial and credit market conditions and interest rates generally do not have the same impact on all types of securities and other financial instruments, the market value of each Fund’s shares may fluctuate as a result of the movement of the overall stock or bond market. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve or other government actors could cause increased volatility in financial and credit markets and lead to higher Fund share volatility or higher levels of Fund redemptions, which could negatively impact a Fund and cause you to lose money.

Change in each Fund’s “Investment Strategies and Risks”

The section of each Fund’s SAI entitled “Investment Strategies and Risks” is amended to add the following:

Market Risk
Market risk arises mainly from uncertainty about future values of securities and other financial instruments held by the Funds. The Funds could lose money if the value of securities or other assets decline temporarily due to short-term market movements or over a longer period due to prolonged changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer, region, market, industry, sector or asset class. Sharp price declines in securities owned by the Funds, known as flash crash risk, may trigger trading halts, which may result in the Funds’ shares trading in the market at an increasingly large discount to NAV during part (or all) of a trading day. Local, regional or global events such as war, acts of terrorism, international trade and tariff disputes, epidemics, pandemics or other public health issues, recessions, or other events could have a significant and protracted impact on the Funds and their investments.

Turbulence in the financial and credit markets and reduced market liquidity may negatively affect issuers, which could have an adverse effect on a Fund. Changes in financial and credit market conditions and interest rates generally do not have the same impact on all types of securities and other financial instruments, the market value of each Fund’s shares may fluctuate as a result of the movement of the overall stock or bond market. Particularly, common stocks tend to be more volatile than other investment choices such as bonds and money market instruments, while fixed-income securities with short-term maturities are generally less sensitive to such changes than are fixed-income securities with longer-term maturities. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve or other government actors, which could include increasing interest rates, could cause increased volatility in financial and credit markets and lead to higher Fund share volatility or higher levels of Fund redemptions, which could negatively impact a Fund and cause you to lose money.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. On March 11, 2020, the World Health Organization characterized COVID-19 as a pandemic. The spread of COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.